UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 2, 2006

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ELECTRIC POWER COMPANY

ITEM 8.01 OTHER EVENTS.

On November 2, 2006, Wisconsin Electric Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $300,000,000 aggregate principal amount of 5.70% Debentures due December 1, 2036 (the “Debentures”). The Debentures are being issued and sold by the Company in an offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, Registration No. 333-113414 (the “Registration Statement”). The exhibits filed herewith under Item 9.01 are incorporated by reference as part of the Registration Statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 2, 2006, among the Company and Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp., Loop Capital Markets, LLC, The Williams Capital Group, L.P. and M.R. Beal & Company, relating to $300,000,000 aggregate principal amount of the Company’s 5.70% Debentures due December 1, 2036.

4.1	Securities Resolution No. 7 of the Company, dated as of November 2, 2006, under the Indenture for Debt Securities, dated as of December 1, 1995, between the Company and U.S. Bank National Association (as successor to Firstar Trust Company), as Trustee.

5.1	Opinion of Sally R. Bentley, Assistant Vice President – Legal Services.

23.1	Consent of Sally R. Bentley, Assistant Vice President – Legal Services (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: November 7, 2006	Stephen P. Dickson – Vice President and Controller;
Principal Accounting Officer